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Exhibit 10.1

                                  NETGURU, INC.
                               SECURITY AGREEMENT


To:      Laurus Master Fund, Ltd.
         c/o M&C Corporate Services Limited
         P.O. Box 309 GT
         Ugland House
         South Church Street
         George Town
         Grand Cayman, Cayman Islands

Date:    December 23, 2004

To Whom It May Concern:

         1. To secure the payment of all Obligations (as hereafter defined), Netguru, Inc., a Delaware corporation (the "Assignor"), hereby assigns and grants to Laurus a continuing security interest in all of the following property now owned or at any time hereafter acquired by the Assignor, or in which the Assignor now have or at any time in the future may acquire any right, title or interest (the "Collateral"): all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, without limitation, Lockbox Deposit Account (defined below)), accounts receivable, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those currently in effect among our affiliates), chattel paper, supporting obligations, investment property (including, without limitation, all equity interests owned by the Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights and copyright applications in which the Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. In the event the Assignor wishes to finance the acquisition of any hereafter acquired equipment and have obtained a commitment from a financing source to finance such equipment from an unrelated third party, Laurus agrees to release its security interest on such hereafter acquired equipment so financed by such third party financing source. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms the Securities Purchase Agreement referred to below, as applicable.

         2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by the Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the "Securities Purchase Agreement") (ii) the Related Agreements referred to in the Securities Purchase Agreement and (iii) that certain Amended and Restated Convertible Note of the Borrower in the original principal amount of $2,400,000 issued to the Holder effective as of December 4, 2003 (the "December 2003 Note"), (the Securities Purchase Agreement, each Related Agreement and the

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December 2003 Note, as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents"), or any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to therein or otherwise, or any other indebtedness, obligations or liabilities of the Assignor to Laurus, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Assignor under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

         3. The Assignor hereby represents, warrants and covenants to Laurus that:

                  (a) it is a corporation, validly existing, in good standing and organized under the laws of the State of Delaware, and it will provide Laurus thirty (30) days' prior written notice of any change in its jurisdiction of organization;

                  (b) its legal name, as set forth in its Certificate of Incorporation (or equivalent organizational document) as amended through the date hereof, is Netguru, Inc. and it will provide Laurus thirty (30) days' prior written notice of any change in its legal name;

                  (c) its organizational identification number (if applicable) is 2612179, and it will provide Laurus thirty (30) days' prior written notice of any change in its organizational identification number;

                  (d) it is the lawful owner of the Collateral and it has the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities;

                  (e) it will keep the Collateral owned by it free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances"), except (i) Encumbrances securing the Obligations and (ii) to the extent said Encumbrance does not secure indebtedness in excess of $100,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof;

                  (f) it will at its own cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its business;

                  (g) it will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except for the sale of inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, having an aggregate fair market value of not more than $25,000 and only to the extent that:

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                           (i) the proceeds of any such disposition are used to
                  acquire replacement Collateral which is subject to Laurus' first priority perfected security interest or are used to repay Obligations or to pay general corporate expenses; and

                           (ii) following the occurrence of an Event of Default
                  which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations;

                  (h) it will insure the Collateral in Laurus' name as Loss Payee against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards under our current policies and all premiums thereon shall be paid by the Assignor and the policies delivered to Laurus and will deliver evidence of such Loss Payee endorsement within ten days of the date of the Securities Purchase Agreement.

                  (i) it will at all reasonable times allow Laurus or Laurus' representatives free access to and the right of inspection of the Collateral; and

                  (j) the Assignor hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Security Agreement or in the prosecution or defense of any action or proceeding either against the Assignor or Laurus concerning any matter growing out of or in connection with this Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by Laurus' own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

         4. The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Security Agreement:

                  (a) any covenant, warranty, representation or statement made or furnished to Laurus by the Assignor or on the Assignor's behalf was breached in any material respect or false in any material respect when made or furnished, as the case may be, and, in the case of a covenant, if subject to cure, shall not be cured for a period of thirty (30) days;

                  (b) the loss, theft, substantial damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent:

                           (i) such loss is covered by insurance proceeds which
                  are used to replace the item or repay Laurus; or

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                           (ii) said levy, seizure or attachment does not secure
                  indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within ten (10) days of the creation or the assertion thereof;

                  (c) the Assignor shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of the Assignor's property;

                  (d) any proceedings under any bankruptcy or insolvency law shall be commenced by or against the Assignor;

                  (e) the Assignor shall repudiate, purport to revoke or fail to perform any of its obligations under the Note (after passage of applicable cure period, if any); or

                  (f) an Event of Default (or similar term) shall have occurred under and as defined in the Securities Purchase Agreement or any other Document.

         5. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Master Security Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on the Assignor's premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, the Assignor shall assemble the Collateral and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten
(10) days before such disposition, postage prepaid, addressed to the Assignor either at the Assignor's address shown herein or at any address appearing on Laurus' records for the Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and the Assignor shall be liable for any deficiency.

         6. If the Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on the Assignor's part to be performed or fulfilled under or pursuant to this Security Agreement, Laurus may, at its option without waiving its right to enforce this Security Agreement according to its terms, immediately or at any time thereafter and without notice to the Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for the Assignor's account and at the Assignor's cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

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         7. The Assignor hereby appoints Laurus, upon an Event of Default which has not been cured within the applicable cure period, any of Laurus' officers, employees or any other person or entity whom Laurus may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by the Assignor or on our behalf; to file financing statements against the Assignor covering the Collateral (and, in connection with the filing of any such financing statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign the Assignor's name on public records; and to do all other things Laurus deems necessary to carry out this Security Agreement. The Assignor hereby ratifies and approve all acts of the attorney and neither Laurus nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

         8. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon the Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. The Assignor agrees to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

         9. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall inure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any parent of Laurus, any of Laurus' subsidiaries and any co-subsidiaries of Laurus' parent, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Security Agreement shall inure to the benefit of each of the foregoing, and shall bind the representatives, successors and assigns of the Assignor. Each of Laurus and the Assignor hereby (a) waives any and all right to trial by jury in litigation relating to this Security Agreement and the transactions contemplated hereby and the Assignor hereby agrees not to assert any counterclaim in such litigation,
(b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection the Assignor or Laurus may have as to the bringing or maintaining of such action with any such court.

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         10. All notices from Laurus to the Assignor shall be sufficiently given if mailed or delivered to the Assignor at its address set forth in the Securities Purchase Agreement.

                                           Very truly yours,

                                           NETGURU, INC.

                                           By:
                                                     ---------------------------
                                           Name:
                                                     ---------------------------
                                           Title
                                                     ---------------------------

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By:
             ------------------------------------------
Name:
             ------------------------------------------
Title:
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